FOUR CORNERS PROPERTY TRUST NYSE: FCPT SUPPLEMENTAL FINANCIAL & OPERATING INFORMATION | Q3 2020 www.fcpt.com 1 | FCPT | Q3 2020

CAUTIONARY NOTE REGARDING FORWARD- LOOKING STATEMENTS This presentation contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements include all statements that are not historical statements of fact and those regarding FCPT’s intent, belief or expectations, including, but not limited to, statements regarding: operating and financial performance, acquisition pipeline, expectations regarding the making of distributions and the payment of dividends, and the effect of pandemics such as COVID-19 on the business operations of FCPT and FCPT’s tenants and their continued ability to pay rent in a timely manner or at all. Words such as “anticipate(s),” “expect(s),” “intend(s),” “plan(s),” “believe(s),” “may,” “will,” “would,” “could,” “should,” “seek(s)” and similar expressions, or the negative of these terms, are intended to identify such forward-looking statements. Forward-looking statements speak only as of the date on which such statements are made and, except in the normal course of FCPT’s public disclosure obligations, FCPT expressly disclaims any obligation to publicly release any updates or revisions to any forward-looking statements to reflect any change in FCPT’s expectations or any change in events, conditions or circumstances on which any statement is based. Forward- looking statements are based on management’s current expectations and beliefs and FCPT can give no assurance that its expectations or the events described will occur as described. For a further discussion of these and other factors that could cause FCPT’s future results to differ materially from any forward- looking statements, see the risk factors described under the section entitled “Item 1A. Risk Factors” in FCPT’s annual report on Form 10-K for the year ended December 31, 2019, as supplemented by the risk factor described under “Part II, Item 1A. Risk Factors” in FCPT’s quarterly report on Form 10-Q for the quarter ended June 30, 2020, and other risks described in documents subsequently filed by FCPT from time to time with the Securities and Exchange Commission 2 | FCPT | Q3 2020

TABLE OF CONTENTS Financial Summary Page Consolidating Balance Sheet 4 Consolidated Income Statement 5 FFO and AFFO Reconciliation 6 Net Asset Value Components 7 Capitalization and Key Credit Metrics 8 Debt Summary 9 Debt Maturity Schedule 10 Debt Covenants 11 Real Estate Portfolio Summary Property Locations by Brand 12 Brand Diversification 13 Geographic Diversification 14 Lease Maturity Schedule 15 Exhibits Glossary and Non-GAAP Definitions 16 Reconciliation of Net Income to Adjusted EBITDAre 17 3 | FCPT | Q3 2020

CONSOLIDATING BALANCE SHEET


Olive Garden
chili's
KFC

($000s, except shares and per share data) Unaudited	As of 9/30/2020 Real Estate Operations	Restaurant Operations	Elimination	Consolidated FCPT	As of 12/31/2019 Consolidated FCPT
ASSETS					
Real estate investments:					
Land	$ 759,388	$ 5,051	$ -	$ 764,439	$ 690,575
Buildings, equipment and improvements	1,294,799	11,926	-	1,306,725	1,277,159
Total real estate investments	2,054,187	16,977	-	2,071,164	1,967,734
Less: accumulated depreciation	(647,095)	(5,754)	-	(652,849)	(635,630)
Real estate investments, net	1,407,092	11,223	-	1,418,315	1,332,104
Intangible lease assets, net	79,459	-	-	79,459	57,917
Total real estate investments and intangible lease assets, net	1,486,551	11,223	-	1,497,774	1,390,021
Cash and cash equivalents	16,993	742	-	17,735	5,083
Straight-line rent adjustment	45,868	-	-	45,868	39,350
Other assets	7,888	4,360	-	12,248	10,165
Derivative assets	-	-	-	-	1,451
Investment in subsidiary	12,015	-	(12,015)	-	-
Intercompany receivable	985	-	(985)	-	-
Total Assets	$ 1,570,300	$ 16,325	$ (13,000)	$ 1,573,625	$ 1,446,070
LIABILITIES AND EQUITY					
Liabilities:					
Term loan ($400,000, net of deferred financing costs)	$ 396,311	$ -	$ -	$ 396,311	$ 395,012
Revolving facility ($250,000 capacity)	-	-	-	-	52,000
Unsecured notes ($350,000, net of deferred financing costs)	347,024	-	-	347,024	222,928
Rent received in advance	9,835	-	-	9,835	10,463
Derivative liabilities	20,923	-	-	20,923	5,005
Dividends payable	22,163	-	-	22,163	21,325
Other liabilities	13,896	5,322	-	19,218	12,596
Intercompany payable	-	985	(985)	-	-
Total liabilities	$ 810,152	$ 6,307	$ (985)	$ 815,474	$ 719,329
Equity:					
Preferred stock	$ -	$ -	$ -	$ -	$ -
Common stock	7	-	-	7	7
Additional paid-in capital	752,568	12,015	(12,015)	752,568	686,181
Accumulated other comprehensive (loss) income	(28,811)	-	-	(28,811)	(3,539)
Noncontrolling interest	3,910	-	-	3,910	5,691
Retained earnings	32,474	(1,997)	-	30,477	38,401
Total equity	$ 760,148	$ 10,018	$ (12,015)	$ 758,151	$ 726,741
Total Liabilities and Equity	$ 1,570,300	$ 16,325	$ (13,000)	$ 1,573,625	$ 1,446,070

4 | FCPT | Q3 2020

FCPT

CONSOLIDATED INCOME STATEMENT ($000s, except shares and per share data) Three Months Ended September 30, Nine Months Ended September 30, Unaudited 2020 2019 2020 2019 Revenues: Rental revenue $ 38,871 $ 35,209 $ 114,631 $ 103,832 Restaurant revenue 4,097 4,974 11,696 15,520 Total revenues 42,968 40,183 126,327 119,352 Operating expenses: General and administrative 3,741 3,389 11,303 10,766 Depreciation and amortization 7,523 6,653 21,670 19,532 Property expenses 838 346 2,539 1,071 Restaurant expenses 3,987 4,805 11,799 14,742 Total operating expenses 16,089 15,193 47,311 46,111 Interest expense (7,410) (6,665) (21,732) (19,969) Other income, net 2 153 168 872 Income tax expense (67) (69) (192) (198) Net income 19,404 18,409 57,260 53,946 Net income attributable to noncontrolling interest (55) (78) (180) (244) Net Income Attributable to Common Shareholders $ 19,349 $ 18,331 $ 57,080 $ 53,702 Basic net income per share $ 0.27 $ 0.27 $ 0.81 $ 0.79 Diluted net income per share $ 0.27 $ 0.27 $ 0.81 $ 0.78 Regular dividends declared per share $ 0.3050 $ 0.2875 $ 0.9150 $ 0.8625 Weighted-average shares outstanding: Basic 71,009,154 68,315,915 70,430,037 68,274,167 Diluted 71,230,481 68,527,187 70,658,500 68,495,013 5 | FCPT | Q3 2020

FFO & AFFO RECONCILIATION ($000s, except shares and per share data) Three Months Ended September 30, Nine Months Ended September 30, Unaudited 2020 2019 2020 2019 Net income $ 19,404 $ 18,409 $ 57,260 $ 53,946 Depreciation and amortization 7,503 6,636 21,615 19,481 FFO (as defined by NAREIT) $ 26,907 $ 25,045 $ 78,875 $ 73,427 Straight-line rent (2,248) (2,415) (6,519) (7,008) Recognized rental revenue expected to be abated(1) (196) - (1,568) - Stock-based compensation 868 802 2,496 2,792 Non-cash amortization of deferred financing costs 543 512 1,589 1,539 Other non-cash interest income (expense) 1 1 (1) (4) Non-real estate investment depreciation 20 17 55 51 Other non-cash revenue adjustments 412 25 799 49 Adjusted Funds From Operations (AFFO) $ 26,307 $ 23,987 $ 75,726 $ 70,846 Fully diluted shares outstanding(2) 71,434,873 68,816,579 70,879,855 68,805,612 FFO per diluted share $ 0.38 $ 0.36 $ 1.11 $ 1.07 AFFO per diluted share $ 0.37 $ 0.35 $ 1.07 $ 1.03 ___________________________ (1) Amount represents base rent that the Company has agreed to abate as a result of lease amendments. Upon finalization of lease amendments with tenants, the Company abated $1.6 million of rental revenue recognized in the second quarter of 2020, of which $1.4 million was included as an adjustment to AFFO in the second quarter of 2020. In the third quarter, receivables of $1.6 million were recognized as lease incentives and will be amortized as a reduction to rental revenue over the amended lease terms (2) Assumes the issuance of common shares for OP units held by non-controlling interest. 6 | FCPT | Q3 2020

NET ASSET VALUE COMPONENTS


Olive Garden
chili's
KFC

Real Estate Portfolio as of 9/30/2020	Purchase Price ($000s)	# of Properties	Total Square Feet (000s)	Avg. Rent Per Square Foot ($)	Tenant EBITDAR Coverage[1]	Lease Term Remaining (Yrs)[2]	Annual Cash Base Rent ($000s)[3]	% Total Cash Base Rent[3]
Olive Garden	-	308	2,623	29	N/A	9.9	74,967	50.7%
LongHorn Steakhouse	-	114	639	33	N/A	8.7	21,290	14.4%
Other Brands - Non-Darden	-	315	1,592	30	N/A	12.4	47,169	31.9%
Other Brands - Darden	-	14	128	34	N/A	8.2	4,342	2.9%
Total Owned Portfolio	-	751	4,981	30	N/A	10.5	147,769	100.0%
Q3'20 Transaction Activity[4]								
Properties acquired	47,955	18	138	22	N/A	8.9	3,041	2.1%
Land Acquisition[5]	2,400	N/A	N/A	N/A	N/A	N/A	N/A	N/A
No sales in Q3 2020								

Tangible Assets		Book Value ($000s)
Cash, cash equivalents, and restricted cash	$	17,735
Other tangible assets		5,828
Total Tangible Assets	$	23,563

Debt		Face Value ($000s)
Term loan	$	400,000
Senior fixed rate notes		350,000
Revolving credit facility		-
Total Debt	$	750,000

Tangible Liabilities		Book Value ($000s)
Dividends payable	$	22,163
Rent received in advance, accrued interest, and other accrued expenses		20,383
Total Tangible Liabilities	$	42,546

Shares Outstanding	
Common stock (shares outstanding as of 9/30/2020)	72,769,345
Operating partnership units (OP units outstanding as of 9/30/2020)	204,392
Total Common Stock and OP Units Outstanding	72,973,737

(1) We are not reporting Tenant EBITDAR coverage this quarter as most financial information provided by tenants is from time periods prior to the COVID-19 pandemic and therefore may not be representative of current operations.
(2) Lease term weighted by annual cash base rent (ABR) as defined in glossary.
(3) Current scheduled minimum contractual rent as of 9/30/2020.
(4) FCPT acquired 18 properties and leasehold interests in Q3 2020; FCPT had no dispositions in the quarter.
(5) FCPT purchased one plot of land the Company intends to develop.

7 | FCPT | Q3 2020

FCPT

CAPITALIZATION & KEY CREDIT METRICS % of Market Q3 2020 Capitalization ($000s, except shares and per share data) Capitalization Equity: Share price (9/30/2020) $ 25.59 Shares and OP units outstanding (9/30/2020) 72,973,737 Equity Value $ 1,867,398 71.3% Debt: Term loan $ 400,000 15.3% Revolving credit facility - 0.0% Unsecured notes 350,000 13.4% Total Debt $ 750,000 28.7% Total Market Capitalization $ 2,617,398 100.0% Less: cash (17,735) Implied Enterprise Value $ 2,599,663 Dividend Data (fully diluted) Q3 2020 Common dividend per share(1) $0.3050 AFFO per share $0.37 AFFO payout ratio 82.4% (2) (3) Credit Metrics Net Debt Adjusted EBITDAre Ratio Net debt to Adjusted EBITDAre $ 732,265 $ 137,889 5.3x ___________________________ (1) Third quarter 2020 dividend was declared on 9/17/2020, payable on 10/15/2020. (2) Principal debt amount less cash and cash equivalents. (3) Current quarter annualized. See glossary on page 16 for definitions of EBITDAre and Adjusted EBITDAre and page 17 for reconciliation to net income. 8 | FCPT | Q3 2020

DEBT SUMMARY


Olive Garden
chili's
KFC

Debt Type	Maturity Date	Balance as of September 30, 2020 ($000s)		% of Debt	Cash Interest Rate as of September 30, 2020[4]	Weighted Average Maturity (Yrs.)
Credit Facility[1]						
Revolving facility	Nov-21	$	-	-	-	-
Term loan	Nov-22		150,000	20.0%	2.66%	2.1
Term loan	Nov-23		150,000	20.0%	2.56%	3.1
Term loan	Mar-24		100,000	13.3%	2.56%	3.4
	Principal Amount	$	400,000			
Unsecured Notes[2]						
	Jun-24	$	50,000	6.7%	4.68%	3.7
	Dec-26		50,000	6.7%	4.63%	6.2
	Jun-27		75,000	10.0%	4.93%	6.7
	Dec-28		50,000	6.7%	4.76%	8.2
	Jun-29		50,000	6.7%	3.15%	8.7
	Apr-30		75,000	10.0%	3.20%	9.5
	Principal Amount	$	350,000			
Mortgages Payable[3]						
None			-	-	-	-
Total/Weighted Average		$	750,000	100.0%	3.35%	4.9
Unamortized Deferred Financing Costs						
Credit facility		$	(3,689)			
Unsecured notes			(2,976)			
Debt Carrying Value (GAAP)		$	743,335			
Fixed rate		$	650,000	87%		
Variable rate		$	100,000	13%		

Credit Rating (Fitch): BBB-

(1) Borrowings under the term loan accrue interest at an average rate of LIBOR plus 1.29%. FCPT has entered into interest rate swaps that fix 75% of the term loan's rate exposure through November 2020, 94% through November 2022, 81% through November 2023, and 69% through March 2024. The all-in cash interest rate on the portion of the term loan that is fixed is approximately 3.0%, 3.1%, and 3.0% for 2020, 2021, and 2022, respectively. A LIBOR rate of 0.15% as of 9/30/2020 is used for the 25% of term loans that are not hedged.
(2) These notes are senior unsecured fixed rate obligations of the Company.
(3) As of 9/30/2020, FCPT had no mortgage debt and 100% of FCPT properties were unencumbered.
(4) Excludes amortization of deferred financing costs on the credit facility and unsecured notes.

9 | FCPT | Q3 2020

FCPT

FCPT DEBT MATURITY SCHEDULE Current Debt Maturity Schedule (1) 4.9-year weighted average term Undrawn Revolver Capacity 87% fixed rate debt Drawn Revolver 3.3% weighted average cash interest rate Unsecured Term Loan Full $250 million available on revolver Unsecured Notes $250 $150 $150 $150 $100 $75 $75 $50 $50 $50 $50 $0 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 % of Total Debt 0% 0% 20% 20% 20% 0% 7% 10% 7% 7% 10% Outstanding ___________________ Figures as of 9/30/2020 (1) The revolving credit facility expires on November 9, 2021 subject to FCPT’s availability to extend the term for two additional six-month periods to November 9, 2022. 10 | FCPT | Q3 2020

DEBT COVENANTS As of September 30, 2020 The following is a summary of the key financial covenants for our unsecured credit facility. These calculations are not based on U.S. GAAP measurements and are presented to demonstrate compliance with current credit covenants. Covenants Requirement Q3 2020 Limitation on incurrence of total debt ≤ 60% of consolidated capitalization value 33.8% Limitation on incurrence of secured debt ≤ 40% of consolidated capitalization value 0.0% Fixed charge coverage ratio ≥ 1.50x 5.0x Limitation on unencumbered leverage ≤ 60% 34.1% Unencumbered interest coverage ratio ≥ 1.75x 5.6x 11 | FCPT | Q3 2020

PROPERTY LOCATIONS BY BRAND Lease Count: Olive Garden (308) Longhorn Steakhouse (114) Chili’s (64) Burger King (24) Red Lobster (21) KFC (20) Buffalo Wild Wings (18) Bob Evans (17) Arby’s (15) Taco Bell (11) BJ’s Restaurant (10) Bahama Breeze (10) Texas Roadhouse (9) Wendy’s (7) Chick-Fil-A (6) Pizza Hut (6) Starbucks (6) McDonald’s (5) Outback Steakhouse (5) Popeyes (5) Other (75) 756 Leases (1) 74 Brands ___________________________ Figures as of 9/30/2020 (1) FCPT owns 751 properties as of 9/30/2020 with 756 leases. 12 | FCPT | Q3 2020

BRAND DIVERSIFICATION FCPT Portfolio Brands FCPT total ABR(1): Square Feet % of (1) $147.8 million Rank Brand Name Number (000s) ABR 1 Olive Garden 308 2,623 50.7% 2 Longhorn Steakhouse 114 639 14.4% 3 Chili's 64 352 8.7% 14% 4 Red Lobster 21 155 3.3% 114 Units 5 Burger King 24 77 2.2% 6 Bahama Breeze 10 92 2.1% 7 Buffalo Wild Wings 18 111 2.1% 9% 8 Bob Evans 17 93 1.8% 64 Units 9 BJ's Restaurant 10 82 1.6% 10 KFC 20 57 1.1% 11 Arby's 15 47 1.1% 51% 3% 14 Units Other Darden2 12 Texas Roadhouse 9 65 0.8% 308 Units 13 Taco Bell 11 28 0.7% Other Restaurants 14 Seasons 52 2 18 0.5% 21% 15 Outback Steakhouse 5 33 0.5% 228 units 16 Wendy's 7 24 0.5% 43 brands 17 McDonald's 5 23 0.5% 18 Chick-Fil-A 6 29 0.4% 19 McAlister's Deli 4 15 0.4% 20 Starbucks 6 13 0.4% 21 Popeyes 5 14 0.3% 22 Panera 4 22 0.3% 23 Pizza Hut 6 15 0.3% Non-Restaurant Retail 24 Steak 'N Shake 4 15 0.3% 2% / 28 units / 24 brands 25 AAA 1 14 0.2% 26-74 Other 60 307 4.8% Total Lease Portfolio 756 4,962 100% ___________________ (1) Represents current scheduled minimum Annual Cash Base Rent (ABR) as of 9/30/2020, as defined in glossary. (2) Other Darden represents Bahama Breeze, Cheddar’s, Seasons 52, and Eddie V’s branded restaurants. 13 | FCPT | Q3 2020

GEOGRAPHIC DIVERSIFICATION



Olive Garden
chili's
KFC
BURGER KING



WA
OR
CA
NV
ID
MT
WY
UT
AZ
CO
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MI
IN
OH
KY
TN
MS
AL
GA
FL
SC
NC
VA
WV
PA
NY
MD
DE
NJ
VT
NH
ME
MA
CT
RI
% ABR(1)
≥10.0%
5.0%–10.0%
3.0%–5.0%
2.0%–3.0%
1.0 %–2.0%
<1.0%
No Properties

State	% ABR	Leases
TX	12.1%	74
FL	10.9%	67
OH	6.6%	50
GA	6.0%	43
MI	4.6%	43
IN	4.0%	45
IL	3.7%	35
TN	3.4%	28
PA	2.9%	19
CA	2.9%	15
MD	2.7%	22
NC	2.7%	22
SC	2.4%	21
VA	2.3%	19
MS	2.3%	18
CO	2.2%	21
IA	2.2%	22
WI	2.0%	21
NY	1.9%	13
OK	1.8%	13
AL	1.7%	16
MN	1.7%	11
KY	1.6%	11
AZ	1.6%	11
NV	1.5%	8
LA	1.4%	9
AR	1.1%	8
KS	1.1%	8
WV	1.0%	6
Other	7.8%	57

(1) Annual cash base rent (ABR) as defined in glossary.

14 | FCPT | Q3 2020

FCPT

LEASE MATURITY SCHEDULE Lease Maturity Schedule (% Annualized Cash Base Rent1) 99.6% occupied2 as of 9/30/2020 15.7% 13.7% Weighted average lease term of 12.3% 10.5 years 11.7% 11.1% 10.3% Less than 6.8% of rental income matures prior to 2027 7.4% 3.0% 3.0% 2.4% 1.6% 1.7% 1.1% 1.0% 1.1% 1.2% 0.7% 0.5% 0.0% 0.3% 0.2% 0.1% 0.0% 0.0% 0.0% 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 2037 2038 2039 2040 2041 2042 2043 2044 ___________________ Note: Excludes renewal options. All data as of 9/30/2020 (1) Annual cash base rent (ABR) as defined in glossary. (2) Occupancy based on portfolio square footage. 15 | FCPT | Q3 2020

GLOSSARY AND NON-GAAP DEFINITIONS


Olive Garden

chili's

KFC

BURGER KING

Non-GAAP Definitions and Cautionary Note Regarding Forward-Looking Statements:

This document includes certain non-GAAP financial measures that management believes are helpful in understanding our business, as further described below. Our definition and calculation of non-GAAP financial measures may differ from those of other REITs and therefore may not be comparable. The non-GAAP measures should not be considered an alternative to net income as an indicator of our performance and should be considered only a supplement to net income, and to cash flows from operating, investing or financing activities as a measure of profitability and/or liquidity, computed in accordance with GAAP.

ABR refers to annual cash base rent as of 9/30/2020 and represents monthly contractual cash rent, excluding percentage rents, from leases, recognized during the final month of the reporting period, adjusted to exclude amounts received from properties sold during that period and adjusted to include a full month of contractual rent for properties acquired during that period.

EBITDA represents earnings (GAAP net income) plus interest expense, income tax expense, depreciation and amortization.

EBITDAre is a non-GAAP measure computed in accordance with the definition adopted by the National Association of Real Estate Investment Trusts ("NAREIT") as EBITDA (as defined above) excluding gains (or losses) on the disposition of depreciable real estate and real estate impairment losses.

Adjusted EBITDAre is computed as EBITDAre (as defined above) excluding transaction costs incurred in connection with the acquisition of real estate investments and gains or losses on the extinguishment of debt.

We believe that presenting supplemental reporting measures, or non-GAAP measures, such as EBITDA, EBITDAre and Adjusted EBITDAre, is useful to investors and analysts because it provides important information concerning our on-going operating performance exclusive of certain non-cash and other costs. These non-GAAP measures have limitations as they do not include all items of income and expense that affect operations. Accordingly, they should not be considered alternatives to GAAP net income as a performance measure and should be considered in addition to, and not in lieu of, GAAP financial measures. Our presentation of such non-GAAP measures may not be comparable to similarly titled measures employed by other REITs.

Tenant EBITDAR is calculated as EBITDA plus rental expense. EBITDAR is derived from the most recent data provided by tenants that disclose this information. For Darden, EBITDAR is updated once annually by multiplying the most recent individual property level sales information (reported by Darden twice annually to FCPT) by the brand average EBITDA margin reported by Darden in its most recent comparable period, and then adding back property level rent. FCPT does not independently verify financial information provided by its tenants.

Tenant EBITDAR coverage is calculated by dividing our reporting tenants' most recently reported EBITDAR by annual in-place cash base rent.

Funds From Operations ("FFO") is a supplemental measure of our performance which should be considered along with, but not as an alternative to, net income and cash provided by operating activities as a measure of operating performance and liquidity. We calculate FFO in accordance with the standards established by NAREIT. FFO represents net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of property and undepreciated land and impairment write-downs of depreciable real estate, plus real estate related depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures. We also omit the tax impact of non-FFO producing activities from FFO determined in accordance with the NAREIT definition.

Our management uses FFO as a supplemental performance measure because, in excluding real estate related depreciation and amortization and gains and losses from property dispositions, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We offer this measure because we recognize that FFO will be used by investors as a basis to compare our operating performance with that of other REITs. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our financial condition and results from operations, the utility of FFO as a measure of our performance is limited. FFO is a non-GAAP measure and should not be considered a measure of liquidity including our ability to pay dividends or make distributions. In addition, our calculations of FFO are not necessarily comparable to FFO as calculated by other REITs that do not use the same definition or implementation guidelines or interpret the standards differently from us. Investors in our securities should not rely on these measures as a substitute for any GAAP measure, including net income.

Adjusted Funds From Operations "AFFO" is a non-GAAP measure that is used as a supplemental operating measure specifically for comparing year over year ability to fund dividend distribution from operating activities. AFFO is used by us as a basis to address our ability to fund our dividend payments. We calculate adjusted funds from operations by adding to or subtracting from FFO:

1. Transaction costs incurred in connection with business combinations
2. Straight-line rent
3. Stock-based compensation expense
4. Non-cash amortization of deferred financing costs
5. Other non-cash interest expense (income)
6. Non-real estate investment depreciation
7. Merger, restructuring and other related costs
8. Impairment charges
9. Other non-cash revenue adjustments, including amortization of above and below market leases and lease incentives
10. Amortization of capitalized leasing costs
11. Debt extinguishment gains and losses
12. Recurring capital expenditures and tenant improvements

AFFO is not intended to represent cash flow from operations for the period, and is only intended to provide an additional measure of performance by adjusting the effect of certain items noted above included in FFO. AFFO is a widely-reported measure by other REITs; however, other REITs may use different methodologies for calculating AFFO and, accordingly, our AFFO may not be comparable to other REITs.

Properties refers to properties available for lease.

16 | FCPT | Q3 2020

FCPT

RECONCILIATION OF NET INCOME TO ADJUSTED EBITDARE ($000s, except shares and per share data) Three Months Ended September 30, Nine Months Ended September 30, Unaudited 2020 2019 2020 2019 Net Income $ 19,404 $ 18,409 $ 57,260 $ 53,946 Adjustments: Interest expense 7,410 6,665 21,732 19,969 Income tax expense 67 69 192 198 Depreciation and amortization 7,523 6,653 21,670 19,532 EBITDA(1) 34,404 31,796 100,854 93,645 Adjustments: Gain on dispositions and exchange of real estate - - - - Provision for impairment of real estate - - - - EBITDAre (1) 34,404 31,796 100,854 93,645 Adjustments: Real estate transaction costs 68 31 200 73 Gain or loss on extinguishment of debt - - - - Adjusted EBITDAre (1) 34,472 31,827 101,054 93,718 Annualized Adjusted EBITDAre $ 137,889 $ 127,307 $ 134,739 $ 124,958 ___________________________ (1) See glossary on page 16 for non-GAAP definitions. 17 | FCPT | Q3 2020

FOUR CORNERS PROPERTY TRUST NYSE: FCPT SUPPLEMENTAL FINANCIAL & OPERATING INFORMATION | Q3 2020 www.fcpt.com 18 | FCPT | Q3 2020